UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2014

MIRATI THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35921	46-2693615
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

9363 Towne Centre Drive, Suite 200

San Diego, California 92121

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (858) 332-3410

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 21, 2014, our 2013 Equity Incentive Plan (the “2013 Plan”) was amended to increase the aggregate number of shares of common stock authorized for issuance under the 2013 Plan by 900,000 shares.

The foregoing description of the amendment to the 2013 Plan does not purport to be complete and is qualified in its entirety by reference to the 2013 Plan, as amended, attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 5.07                 Submission of Matters to a Vote of Security Holders.

Our 2014 Annual Meeting of Stockholders was held on May 21, 2014. We had 13,475,527 shares of common stock outstanding and entitled to vote as of March 25, 2014, the record date for the Annual Meeting. At the Annual Meeting, 11,671,489 shares of common stock were present or represented by proxy.

At the Annual Meeting, stockholders:

(1) elected Charles M. Baum, M.D., Ph.D.; Henry J. Fuchs, M.D.; Craig Johnson; Rodney W. Lappe, Ph.D.; and William R. Ringo as directors to hold office until the 2015 Annual Meeting of Stockholders;

(2) ratified the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014; and

(3) approved an amendment to the 2013 Plan to increase the aggregate number of shares of common stock authorized for issuance under the 2013 Plan by 900,000 shares.

The following sets forth detailed information regarding the final results of the voting for the Annual Meeting:

Proposal 1. Election of Directors

Name	Votes For	Votes Withheld	Broker Non-Votes
Charles M. Baum, M.D., Ph.D.	9,668,995	3,138	1,999,356
Henry J. Fuchs, M.D.	8,031,389	1,640,744	1,999,356
Craig Johnson	9,668,995	3,138	1,999,356
Rodney W. Lappe, Ph.D.	9,668,995	3,138	1,999,356
William R. Ringo	9,668,995	3,138	1,999,356

Proposal 2. Ratification of the selection of Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstentions	Broker Non-Votes
11,580,234	1,657	89,598	—

Proposal 3. Approval of Amendment to 2013 Plan

Votes For	Votes Against	Abstentions	Broker Non-Votes
6,677,235	2,456,835	538,063	1,999,356

Item 9.01                 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	2013 Equity Incentive Plan, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 23, 2014	MIRATI THERAPEUTICS, INC.

	By:	/s/ Mark J. Gergen
Mark J. Gergen
Executive Vice President and Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	2013 Equity Incentive Plan, as amended.